SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  January 12, 2001
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                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


         000-27941                                       87-0591719
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  (Commission File Number                      (IRS Employer Identification No.)


  754 East Technology Avenue, Orem, Utah                              84097
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  (Address of Principal Executive Offices)                          (Zip Code)


                                  801.227.0004
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              (Registrant's Telephone Number, Including Area Code)


             300 Oceangate, 5th Floor, Long Beach, California 90802
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

Effective January 12, 2001, the registrant terminated KPMG LLP, which had served as the registrant's independent accountants since June, 1998, as its auditor, within the meaning of Item 304(a)(1)(i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

KPMG LLP's auditors' report on the consolidated financial statements of the registrant and subsidiaries as of and for the years ended June 30, 2000 and 1999, contained a separate paragraph stating that "the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as noted above, KPMG LLP's reports on the registrant's financial statements for the fiscal years ended June 30, 2000 and 1999 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified KPMG LLP that during the two most recent fiscal years and the interim period from July 1, 2000 through January 12, 2001, the registrant was unaware of any disputes between the registrant and KPMG LLP as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from KPMG LLP with respect to the registrant's request, addressed to the Securities and Exchange Commission, will be filed as an amendment to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial Statements. Not Applicable.
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          (b)  Pro Forma Financial Information. Not Applicable.
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          (c)  Exhibits. To be filed by amendment.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Netgateway, Inc.


Date: January 22, 2001         By: /s/  Frank C. Heyman
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                                        Frank C. Heyman, Chief Financial Officer